                                                                Exhibit (h)(10)

                                     FORM OF
                                 AMENDMENT NO. 1
                                       TO
                          EXPENSE LIMITATION AGREEMENT
                                       FOR
                         THE GARZARELLI U.S. EQUITY FUND

This Amendment dated as of _____, 2001, is entered into by Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series, The Garzarelli U.S. Equity Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

WHEREAS, the Company and the Adviser have entered into an Expense Limitation Agreement dated as of January 27, 2001 (the "Agreement"); and

WHEREAS, the Company and the Adviser wish to amend the Agreement to change the language found in Section 1 of the Agreement as described herein;

NOW, THEREFORE, the Company and the Adviser hereto, intending to be legally bound hereby, hereby agree as follows:

I.       That the provision of the Agreement which currently reads as follows:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.45% (exclusive of any and all 12b-1 and shareholder servicing fees)."

         is hereby deleted and replaced by the following provision:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.50%."

IN WITNESSETH WHEREOF, the Undersigned have executed this Amendment as of the date and year first written above.

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       FORWARD FUNDS, INC.                           WEBSTER INVESTMENT
       on behalf of its series                       MANAGEMENT CO., LLC
       The Garzarelli U.S. Equity Fund


By:    ______________________________         By:    __________________________


Name:  ______________________________         Name:  __________________________


Title: ______________________________         Title: __________________________

                                     FORM OF
                                 AMENDMENT NO. 1
                                       TO
                          EXPENSE LIMITATION AGREEMENT
                                       FOR
                    THE HANSBERGER INTERNATIONAL GROWTH FUND

This Amendment dated as of _________, 2001, is entered into by Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series, The Hansberger International Growth Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

WHEREAS, the Company and the Adviser have entered into an Expense Limitation Agreement dated as of January 27, 2001 (the "Agreement"); and

WHEREAS, the Company and the Adviser wish to amend the Agreement to change the language found in Section 1 of the Agreement as described herein;

NOW, THEREFORE, the Company and the Adviser hereto, intending to be legally bound hereby, hereby agree as follows:

I.       That the provision of the Agreement which currently reads as follows:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.65% (exclusive of any and all 12b-1 and shareholder servicing fees)."

         is hereby deleted and replaced by the following provision:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.70%."

IN WITNESSETH WHEREOF, the Undersigned have executed this Amendment as of the date and year first written above.

       FORWARD FUNDS, INC.                        WEBSTER INVESTMENT
       on behalf of its series                    MANAGEMENT CO., LLC
       Hansberger International Growth Fund

By:    ______________________________             By:   ________________________


Name:  ______________________________             Name: ________________________


Title: _____________________________              Title:________________________

                                                                 Exhibit (h)(10)

                                 AMENDMENT NO. 1
                                       TO
                          EXPENSE LIMITATION AGREEMENT
                                      FOR
                        THE HOOVER SMALL CAP EQUITY FUND


This Amendment dated as of _________, 2001, is entered into by Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series, The Hoover Small Cap Equity Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

WHEREAS, the Company and the Adviser have entered into an Expense Limitation Agreement dated as of January 27, 2001 (the "Agreement"); and

WHEREAS, the Company and the Adviser wish to amend the Agreement to change the language found in Section 1 of the Agreement as described herein;

NOW, THEREFORE, the Company and the Adviser hereto, intending to be legally bound hereby, hereby agree as follows:

I.       That the provision of the Agreement which currently reads as follows:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.50% (exclusive of any and all 12b-1 and shareholder servicing fees)."

         is hereby deleted and replaced by the following provision:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.65%."

IN WITNESSETH WHEREOF, the Undersigned have executed this Amendment as of the date and year first written above.

       FORWARD FUNDS, INC.                        WEBSTER INVESTMENT
       on behalf of its series                    MANAGEMENT CO., LLC
       The Hoover Small Cap Equity Fund

By:    _______________________________     By: _________________________________

Name:  ________________________________     Name:  _____________________________



Title: _________________________________    Title: _____________________________

                                                                 Exhibit (h)(10)

                                     FORM OF
                                 AMENDMENT NO. 1
                                       TO
                          EXPENSE LIMITATION AGREEMENT
                                      FOR
                    THE UNIPLAN REAL ESTATE INVESTMENT FUND

This Amendment dated as of ________, 2001, is entered into by Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series, The Uniplan Real Estate Investment Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

WHEREAS, the Company and the Adviser have entered into an Expense Limitation Agreement dated as of January 27, 2001 (the "Agreement"); and

WHEREAS, the Company and the Adviser wish to amend the Agreement to change the language found in Section 1 of the Agreement as described herein;

NOW, THEREFORE, the Company and the Adviser hereto, intending to be legally bound hereby, hereby agree as follows:

I.       That the provision of the Agreement which currently reads as follows:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.80% (exclusive of any and all 12b-1 and shareholder servicing fees)."

         is hereby deleted and replaced by the following provision:

                  "For a period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.80%."

IN WITNESSETH WHEREOF, the Undersigned have executed this Amendment as of the date and year first written above.

       FORWARD FUNDS, INC.                            WEBSTER INVESTMENT
       on behalf of its series                        MANAGEMENT CO., LLC
       The Uniplan Real Estate Investment Fund


By:    _______________________________         By:    __________________________


Name:  _______________________________         Name:  __________________________


Title: ______________________________          Title: __________________________